UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 12, 2018

SYNIVERSE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32432	30-0041666
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8125 Highwoods Palm Way
Tampa, Florida 33647
Telephone: (813) 637-5000
(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 9, 2018, Syniverse Foreign Holdings Corporation, a Delaware corporation (the “Company”) and a wholly owned subsidiary of Syniverse Holdings Inc., delivered notice of conditional full redemption pursuant to the Indenture, dated as of January 11, 2017, between the Company and Wilmington Trust, National Association, as Trustee, as supplemented by the First Supplemental Indenture, dated as of January 11, 2017 (the “Indenture”), of the Company’s $369,547,000 aggregate principal amount of outstanding 9.125% senior notes due 2022 (the “Notes”), in connection with the previously announced possible refinancing of its approximately $1.55 billion aggregate principal amount of outstanding senior credit facilities. The redemption is subject to the satisfaction of specified conditions precedent set forth in the redemption notice, including the availability of funds, including from the incurrence of additional indebtedness in a form, which may include additional senior secured indebtedness, on terms and subject to conditions, and pursuant to documentation that is in each case in form and substance, satisfactory to the Company, in its sole and absolute discretion, that the Company (in its sole and absolute discretion) wishes to apply to the redemption.

The redemption price with respect to any redeemed note will be equal to 101.000% of the principal amount of such note, plus the amount of accrued and unpaid interest to, but excluding, the redemption date.

This report does not constitute a notice of redemption under the Indenture nor an offer to tender for, or purchase, any notes or any other security. There can be no assurances that the conditions precedent to the redemption will be satisfied or that the redemption will occur.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

The information included in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2018

SYNIVERSE HOLDINGS, INC.
(Registrant)

By:	/s/ Laura E. Binion
Name:	Laura E. Binion
Title:	Senior Vice President and General Counsel